Exhibt 23.5

CONSENT OF QUALIFIED PERSON

Michael C. Baumann

McEwen Mining Nevada Inc.

2215 N. 5th Street

Elko, NV. 89801

775-385-7889

I, Michael C. Baumann Qualified Person with over 45 years of experience in Mining Geology Mineral Evaluation and Resource Estimation and over 25 years of experience in Carlin style mineral resource evaluation. I am a Registered Member of SME 185920RM and Certified Professional Geologist# 10674 AIPG, consent to the public filing of Mineral Resource Statement for the Gold Bar Mine.

I certify that I have read the Resource Statement Filed in the 1OK and S-K 1300 by the Company and that it fairly and accurately represents the information in the sections of the Technical Report for which I am responsible.

Dated: March 13, 2023

/s/ Michael C. Baumann

Signature of Qualified Person

Michael C. Baumann

Print name of Qualified Person

CONSENT OF QUALIFIED PERSON

Michael C. Baumann

McEwen Mining Nevada Inc.

2215 N. 5th Street

Elko, NV. 89801

775-385-7889

I, Michael C. Baumann, Qualified Person with over 45 years of experience in Mining Geology, Mineral Evaluation and Resource Estimation and over 25 years of experience in Carlin style mineral resource evaluation I am a Registered Member of SME 185920RM and Certified Professional Geologist# 10674 AIPG, consent to the public filing of Mineral Resource Statement for the Gold Bar Mine.

I certify that I have read the Resource Statement Filed in the 10K and S-K 1300 by the Company and that it fairly and accurately represents the information in the sections of the Technical Report for which I am responsible.

Dated: March 13, 2023

/s/ Michael C. Baumann
Signature of Qualified Person

Michael C. Baumann

Print name of Qualified Person

CONSENT OF QUALIFIED PERSON

Michael C. Baumann

McEwen Mining Nevada Inc.

2215 N. 5th Street

Elko, NV. 89801

775-385-7889

I, Michael C. Baumann, Qualified Person with over 45 years of experience in Mining Geology, Mineral Evaluation and Resource Estimation and over 25 years of experience in Carlin style mineral resource evaluation. I am a Registered Member of SME 185920RM and Certified Professional Geologist# 10674 AIPG, consent to the public filing of Mineral Resource Statement for the Gold Bar Mine.

I certify that I have read the Resource Statement Filed in the 1OK and S-K 1300 by the Company and that it fairly and accurately represents the information in the sections of the Technical Report for which I am responsible.

Dated: March 13, 2023

/s/ Michael C. Baumann

Signature of Qualified Person

Michael C. Baumann

Print name of Qualified Person

CONSENT OF QUALIFIED PERSON

Michael C. Baumann

McEwen Mining Nevada Inc.

2215 N. 5th Street

Elko, NV. 89801

775-385-7889

I, Michael C. Baumann Qualified Person with over 45 years of experience in Mining Geology, Mineral Evaluation and Resource Estimation and over 25 years of experience in Carlin style mineral resource evaluation. I am a Registered Member of SME 185920RM and Certified Professional Geologist# 10674 AIPG, consent to the public filing of Mineral Resource Statement for the Gold Bar Mine.

I certify that I have read the Resource Statement Filed in the 1OK and S-K 1300 by the Company and that it fairly and accurately represents the information in the sections of the Technical Report for which I am responsible

Dated: March 13, 2023

/s/ Michael C. Baumann
Signature of Qualified Person

Michael C. Baumann

Print name of Qualified Person

CONSENT OF QUALIFIED PERSON

Regarding the "Gold Bar Project, S-K 1300 Technical Report Summary, Feasibility Study, Eureka County, Nevada", that is current as of December 31, 2021 (the "Technical Report Summary"):

In connection with the filing of the Annual Report of McEwen Mining Inc. for the year ended December 31, 2022 on Form 10-K (the "Form 10-K"), Michael C. Baumann consents to:

●	the use of my name and status as a "Qualified Person" in the Form 10-K

●	any quotation from, or summarization of any of the information that I am responsible for preparing in the Technical Report Summary in the Form 10-K

Signed by:

/s/ Michael C. Baumann

Michael C. Baumann, Registered Member, Society for Mining, Metallurgy and Exploration, #189520 And Member of A.I.P.G. Certified Professional Geologist#10674.